                                                                     Exhibit 99

                                                         [GRAPHIC APPEARS HERE]

                                                                Premier People,
                                                          Products and Services
NEWS RELEASE
                                                        Premcor Inc.
                                                        1700 East Putnam
                                                        Suite 500
                                                        Old Greenwich, CT 06870
                                                        203-698-7500
                                                        203-698-7925 fax

          PREMCOR ANNOUNCES FOURTH QUARTER AND FULL YEAR 2002 RESULTS

     OLD GREENWICH, Connecticut, January 21, 2003---Premcor Inc. (NYSE: PCO) today reported net earnings of $34.7 million, or $.60 per share, in the fourth quarter of 2002 and a net loss of $129.6 million, or $2.65 per share, for the full year ended December 31, 2002. These results compare to a net loss of $44.5 million, or $1.40 per share, in the fourth quarter of 2001 and net earnings of $142.6 million, or $4.13 per share, for the full year ended December 31, 2001.

     Excluding the effect of special items, the fourth quarter 2002 net earnings of $34.7 million, or $.60 per share, compares to a net loss of $35.0 million, equal to $1.10 per share for the fourth quarter of 2001. Excluding the effect of special items for the full year results, the net loss for the year ended December 31, 2002 was $10.5 million, or $.22 per share, compared to net earnings of $237.5 million, or $6.88 per share, for the year ended December 31, 2001. Special items are discussed below.

     The company's customary quarterly conference call concerning the quarter's results will not be held due to its pending equity offering.

     Thomas D. O'Malley, Premcor's Chairman and Chief Executive Officer, said, "During the fourth quarter, the company succeeded in producing good results despite reduced throughputs due to hurricanes Isidore and Lili as well as scheduled turnaround maintenance. Premcor's turnaround activity in 2003 will be minimal, including that associated with the Memphis refinery, which we expect to acquire during the first quarter of 2003."

     O'Malley continued, "The fourth quarter represents the first quarter of operations where a significant portion of our restructuring cost savings are reflected, and where the expenses associated with the operation of the Hartford refinery have for the most part been eliminated. Also during the quarter, the company completed the formation of its management team when Michael D. Gayda joined as general counsel."

     For the fourth quarter of 2001, special items included an after-tax charge of $9.5 million, equal to $.30 per share, related to reserves established in connection with previously discontinued retail operations. There were no special items in the fourth quarter of 2002.

     For the twelve months of 2002, pre-tax special items of $192.4 million included restructuring charges totaling $172.9 million and a $19.5 million charge related to the early retirement of long-term debt. Restructuring charges included $137.4 million related to the closure of the Hartford refinery, $27.4 million primarily for severance and other charges related to the restructuring of the company's Port Arthur, Texas and Lima, Ohio refineries and the St. Louis general and administrative operations, $2.5 million related to the PRG and Sabine restructuring, $1.4 million for idled equipment, and $4.2 million related to the write-off of the Clark Retail Enterprises minority interest. The after-tax effect of these special items for the twelve months of 2002 was $119.1 million, or $2.43 per share. Pre-tax special items for the twelve months of 2001 included restructuring charges of $176.2 million related to the closure of the Blue Island, Illinois refinery and the decommissioning of two coker units at Port Arthur, and an $8.7 million gain associated with debt repurchases. The after-tax effect of these items, along with an $18 million after-tax charge relating to discontinued operations, partially offset by a $30 million income tax benefit, was $94.9 million, or $2.75 per share.

     Premcor Inc. is one of the largest independent petroleum refiners and marketers of unbranded transportation fuels and heating oil in the United States.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the company's current expectations with respect to future market conditions, future operating results, the future performance of its refinery operations, and future debt reductions. Words such as "expects," "intends," "plans," "projects," "believes," "estimates," "may," "will," "should," "shall," and similar expressions typically identify such forward-looking statements. Even though Premcor believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include, but are not limited to, operational difficulties, varying market conditions, potential changes in gasoline, crude oil, distillate, and other commodity prices, government regulations, and other factors contained from time to time in the reports filed with the Securities and Exchange Commission by the company and its subsidiaries, Premcor USA Inc. and The Premcor Refining Group Inc., including the company's Form S-1 and the company's and its subsidiaries' quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

                                       ###
Contacts:
Premcor Inc.
Joe Watson, (203) 698-7510 (Media/Investors)
Karen Davis, (314) 854-1424 (Investors)
Michael Taylor, (314) 719-2304 (Investors)

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                                               Three months ended    Twelve months ended
                                                                 December 31,           December 31,
                                                              --------------------  --------------------
(dollars in millions except per share amounts, unaudited)       2002       2001       2002       2001
                                                              ---------  --------   ---------  ---------
   Operating revenues                                         $ 1,965.7  $ 1,246.6  $ 6,772.8  $ 6,417.5
   Cost of sales                                                1,759.0    1,117.7    6,101.8    5,251.4
                                                              ---------  ---------  ---------  ---------
        Gross margin                                              206.7      128.9      671.0    1,166.1
   Operating expenses                                              94.0      111.9      432.2      467.7
   General and administrative expenses                             11.0       18.0       51.8       63.3
   Stock option compensation expense                                4.1       -          14.0        -
   Depreciation and amortization                                   24.0       24.2       88.9       91.9
   Restructuring and other charges                                 -          -         172.9      176.2
                                                              ---------  ---------  ---------  ---------
        Operating income (loss)                                    73.6      (25.2)     (88.8)     367.0
   Interest expense and finance income, net                       (20.3)     (33.2)    (101.8)    (139.5)
   Gain (loss) on extinguishment of long-term debt                 -          -         (19.5)       8.7
   Income tax benefit (provision)                                 (18.6)      26.3       81.3      (52.4)
   Minority interest                                               -          (0.4)       1.7      (12.8)
                                                              ---------  ---------  ---------  ---------
        Income (loss) from continuing operations                   34.7      (32.5)    (127.1)     171.0
   Discontinued operations, net of tax benefit                     -          (9.5)       -        (18.0)
   Preferred stock dividends                                       -          (2.5)      (2.5)     (10.4)
                                                              ---------  ---------  ---------  ---------
     Net income (loss) available to common
          stockholders                                           $ 34.7   $  (44.5)  $ (129.6)  $  142.6
                                                              =========  =========  =========  =========

Net income (loss) per common share (fully-diluted):
     Income (loss) from continuing operations                 $    0.60   $  (1.10)  $  (2.65)  $   4.65
     Discontinued operations                                       -         (0.30)       -        (0.52)
                                                              ---------  ---------  ---------  ---------
     Net income (loss)                                        $    0.60   $  (1.40)  $  (2.65)  $   4.13
                                                              ---------  ---------  ---------  ---------

     Weighted average common shares outstanding (in millions)      58.1       31.8       49.0       34.5

                                                         December 31,   December 31,
Summarized Balance Sheet Information                         2002           2001
                                                         ------------   ------------
   Cash and short-term investments:
     Premcor Inc.                                           $   40.7      $    2.1
     Premcor USA Inc.                                           10.2          25.5
     The Premcor Refining Group Inc.                           121.4         484.2
                                                            --------      --------
        Consolidated cash and short-term investments           172.3         511.8
   Cash restricted for debt service                             61.7          30.8
   Other working capital                                        55.6         (60.0)
   Total assets                                              2,323.0       2,509.8
   Long-term debt and exchangeable preferred stock:
     Premcor USA Inc.                                           40.1         239.2
     The Premcor Refining Group Inc.                           838.5       1,247.0
                                                            --------      --------
        Consolidated long-term debt                            878.6       1,486.2
   Total common stockholders' equity                           704.0         294.7

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                                 Three months ended    Twelve months ended
                                                    December 31,          December 31,
                                                 ------------------    -------------------
(unaudited)                                       2002        2001       2002       2001
                                                 ------      ------    --------   --------

Selected Volumetric and Per Barrel Data

   Production (Mbbls per day)                     388.1       473.4       438.2     463.4

   Crude oil throughput (Mbbls per day)           354.9       443.3       412.8     439.7

   Per barrel of throughput:
     Gross margin                                $ 6.33     $  3.16     $  4.45   $  7.27
     Operating expenses                            2.88        2.74        2.87      2.91

Market Indicators (dollars per barrel)

   West Texas Intermediate, or "WTI" (sweet)     $28.30     $ 20.32     $ 26.13   $ 25.96
   Crack Spreads:*
     Gulf Coast 3/2/1                              3.72        1.94        3.13      4.22
     Gulf Coast 2/1/1                              3.61        2.08        2.72      3.92
     Chicago 3/2/1                                 6.24        4.49        5.00      7.90
   Crude Oil Differentials:
     WTI less WTS (sour)                           1.72        1.91        1.38      2.81
     WTI less Maya (heavy sour)                    6.14        6.33        5.21      8.76
     WTI less Dated Brent (foreign)                1.46        0.87        1.12      1.48
   Natural Gas (per mmbtu)                         3.92        2.17        3.17      4.22

* Per barrel margin indicator for the conversion of crude oil into finished products. The first number represents the number of barrels of West Texas Intermediate crude oil, priced at Cushing, Oklahoma. The second and third numbers represent the number of barrels of conventional gasoline and high sulfur diesel fuel produced, priced in their respective regional market.

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                                Three months ended December 31, 2002     Three months ended December31, 2001
                                                ------------------------------------     -----------------------------------
                                                 Port                                     Port
   Selected Refinery Data (unaudited)           Arthur   Lima     Hartford*   Total      Arthur    Lima     Hartford  Total
   ----------------------------------           ------   ------   ---------   ------     ------    ------   --------  ------
   Operating results (dollars in millions):
     Gross margin:
     Gulf Coast 3/2/1                           $ 72.6   $ 49.0     $  -      $ 121.6     $ 43.5   $ 23.8    $ 11.9   $ 79.2
     Chicago 3/2/1 vs. Gulf Coast 3/2/1              -     33.1        -         33.1          -     31.2      15.6     46.8
     Crude oil differentials to benchmark        104.8     (7.2)       -         97.6       76.5    (32.9)     10.1     53.7
     Product differentials to benchmark          (46.3)     0.7        -        (45.6)     (35.2)    (4.3)    (11.3)   (50.8)
                                                ------    -----     ----      -------      -----   ------    ------   ------
        Realized gross margin                    131.1     75.6        -        206.7       84.8     17.8      26.3    128.9
     Operating expenses                           63.5     30.5        -         94.0       63.8     29.7      18.4    111.9
                                                ------    -----     ----      -------      -----   ------    ------   ------
        Net refining margin                       67.6     45.1        -        112.7       21.0    (11.9)      7.9     17.0
     Depreciation and amortization                15.5      6.2        -         21.7       12.3      6.7       3.9     22.9
   Per barrel of throughput (in dollars):
     Gross margin:
     Gulf Coast 3/2/1                           $ 3.72   $ 3.72     $  -      $  3.72     $ 1.94   $ 1.94    $ 1.94   $ 1.94
     Chicago 3/2/1 vs. Gulf Coast 3/2/1              -     2.52        -         1.01          -     2.55      2.55     1.15
     Crude oil differentials to benchmark         5.37    (0.54)       -         3.00       3.41    (2.68)     1.65     1.32
     Product differentials to benchmark          (2.37)    0.05        -        (1.40)     (1.56)   (0.35)    (1.84)   (1.25)
                                                ------    -----     ----      -------      -----   ------    ------   ------
        Realized gross margin                     6.72     5.75        -         6.33       3.79     1.46      4.30     3.16
     Operating expenses                           3.25     2.32        -         2.88       2.85     2.42      3.00     2.74
                                                ------    -----     ----      -------      -----   ------    ------   ------
        Net refining margin                       3.47     3.43        -         3.45       0.94    (0.96)     1.30     0.42
     Depreciation and amortization                0.80     0.47        -         0.66       0.55     0.55      0.64     0.56

 Calculation methodology:

   Although the Company manages its refinery business, including feedstock acquisition and product marketing, on an integrated basis, for analytical purposes, the business results shown here have been allocated to the individual refineries. The foundation for determining realized gross margin by refinery is a daily valuation of actual refinery feedstocks at market and a daily valuation of actual refinery production at market. The result of this calculation is a standard refinery gross margin. Since it is not possible to ratably deliver daily priced feedstocks to our refineries and since it is not possible to realize the value of refinery production on the day it is produced, the actual refinery gross margin differs from the standard. These differences arise from the fact that crude oil is often purchased and priced well in advance of the time that it is consumed and the value of refinery production can be fixed before or after it is produced and is further determined by the channel of trade through which it is marketed. Inventory fluctuations and hedging activities with their attendant product grade, location and time basis risks lead to further deviations from the standard daily feedstock and product valuations. These variations from the standard are allocated to each refinery on a reasonable basis, usually driven by volume of crude input. As a result of these allocations, the individual refinery realized gross margins presented here do not reflect the results that would be reported if separately accounted for in accordance with generally accepted accounting principles.

 * Closed September 2002

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                                Three months ended December 31, 2002         Three months ended December 31, 2001
                                               --------------------------------------      ----------------------------------------
Selected Volumetric Data                        Port                                        Port
(in thousands of barrels per day, unaudited)   Arthur      Lima   Hartford*     Total      Arthur       Lima      Hartford    Total
--------------------------------------------   ------      ----   ---------     -----      ------       ----      --------    -----
Feedstocks:
     Crude oil throughput:
        Sweet                                      --      138.6        -       138.6           -       131.1        2.6      133.7
        Light/Medium sour                        18.9        4.4        -        23.3        46.9         2.1       54.0      103.0
        Heavy sour                              193.0         --        -       193.0       196.6           -       10.0      206.6
                                                -----      -----     ----       -----       -----       -----       ----      -----
          Total crude oil                       211.9      143.0        -       354.9       243.5       133.2       66.6      443.3
     Unfinished and blendstocks                  17.7       (1.4)       -        16.3        12.4         1.9        5.5       19.8
                                                -----      -----     ----       -----       -----       -----       ----      -----
          Total feedstocks                      229.6      141.6       --       371.2       255.9       135.1       72.1      463.1
                                                =====      =====     ====       =====       =====       =====       ====      =====

Production:
     Light products:
        Conventional gasoline                    79.1       74.0       --       153.1        85.8        71.8       33.7      191.3
        Premium and reformulated gasoline        27.4       11.7       --        39.1        23.7         9.5        5.5       38.7
        Diesel fuel                              67.5       23.9       --        91.4        85.5        23.4       22.1      131.0
        Jet fuel                                 23.1       22.4       --        45.5        23.0        21.1          -       44.1
        Petrochemical products                   16.4        7.5       --        23.9        16.2         7.1        3.0       26.3
                                                -----      -----     ----       -----       -----       -----       ----      -----
          Total light products                  213.5      139.5       --       353.0       234.2       132.9       64.3      431.4
     Petroleum coke and sulfur                   25.4        2.8       --        28.2        25.9         2.5        3.1       31.5
     Residual oil                                 5.3        1.6       --         6.9         5.8         1.7        3.0       10.5
                                                -----      -----     ----       -----       -----       -----       ----      -----
          Total production                      244.2      143.9       --       388.1       265.9       137.1       70.4      473.4
                                                =====      =====     ====       =====       =====       =====       ====      =====

 * Closed September 2002

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                            Twelve months ended December 31, 2002        Twelve months ended December 31, 2001
                                            -------------------------------------  ------------------------------------------------
                                              Port                                    Port                          Blue
Selected Refinery Data (unaudited)           Arthur     Lima    Hartford*  Total     Arthur    Lima     Hartford  Island**   Total
                                            --------  -------   --------- -------   -------   -------   --------  --------  -------
  Operating results (dollars in millions):
    Gross margin:
    Gulf Coast 3/2/1                         $ 257.1  $ 161.9    $ 53.4   $ 472.4   $ 353.7   $ 216.2   $ 100.9   $  6.0   $  676.8
    Chicago 3/2/1 vs. Gulf Coast 3/2/1             -     96.6      31.8     128.4         -     188.7      88.0      5.2      281.9
    Crude oil differentials to benchmark       354.4    (38.0)     35.4     351.8     528.5    (102.2)     66.2      3.9      496.4
    Product differentials to benchmark        (192.4)   (25.2)    (64.0)   (281.6)   (193.8)    (29.7)    (57.8)    (7.7)    (289.0)
                                             -------  -------    ------   -------   -------   -------   -------   ------   --------
      Realized gross margin                    419.1    195.3      56.6     671.0     688.4     273.0     197.3      7.4    1,166.1

    Operating expenses                         261.7    114.0      56.5     432.2     274.9     114.8      72.6      5.4      467.7
                                             -------  -------    ------   -------   -------   -------   -------   ------   --------
      Net refining margin                      157.4     81.3       0.1     238.8     413.5     158.2     124.7      2.0      698.4

    Depreciation and amortization               54.9     23.7       2.9      81.5      47.3      23.0      15.7      1.1       87.1

  Per barrel of throughput (in dollars):
    Gross margin:
    Gulf Coast 3/2/1                         $  3.13  $  3.13    $ 3.13   $  3.13   $  4.22   $  4.22   $  4.22   $ 4.22   $   4.22
    Chicago 3/2/1 vs. Gulf Coast 3/2/1             -     1.87      1.87      0.85         -      3.68      3.68     3.68       1.76
    Crude oil differentials to benchmark        4.32    (0.74)     2.08      2.33      6.30     (1.99)     2.77     2.74       3.09
    Product differentials to benchmark         (2.34)   (0.48)    (3.76)    (1.86)    (2.31)    (0.59)    (2.42)   (5.41)     (1.80)
                                             -------  -------    ------   -------   -------   -------   -------   ------   --------
      Realized gross margin                     5.11     3.78      3.32      4.45      8.21      5.32      8.25     5.23       7.27

    Operating expenses                          3.19     2.21      3.32      2.87      3.28      2.24      3.04     3.79       2.91
                                             -------  -------    ------   -------   -------   -------   -------   ------   --------
      Net refining margin                       1.92     1.57     (0.00)     1.58      4.93      3.08      5.21     1.43       4.36

    Depreciation and amortization               0.67     0.46      0.17      0.54      0.56      0.45      0.66     0.77       0.54

 Calculation methodology:

   Although the Company manages its refinery business, including feedstock acquisition and product marketing, on an integrated basis, for analytical purposes, the business results shown here have been allocated to the individual refineries. The foundation for determining realized gross margin by refinery is a daily valuation of actual refinery feedstocks at market and a daily valuation of actual refinery production at market. The result of this calculation is a standard refinery gross margin. Since it is not possible to ratably deliver daily priced feedstocks to our refineries and since it is not possible to realize the value of refinery production on the day it is produced, the actual refinery gross margin differs from the standard. These differences arise from the fact that crude oil is often purchased and priced well in advance of the time that it is consumed and the value of refinery production can be fixed before or after it is produced and is further determined by the channel of trade through which it is marketed. Inventory fluctuations and hedging activities with their attendant product grade, location and time basis risks lead to further deviations from the standard daily feedstock and product valuations. These variations from the standard are allocated to each refinery on a reasonable basis, usually driven by volume of crude input. As a result of these allocations, the individual refinery realized gross margins presented here do not reflect the results that would be reported if separately accounted for in accordance with generally accepted accounting principles.

 * Closed September 2002
 **Closed January 2001


                         Premcor Inc. and Subsidiaries
                                Earnings Release

                                                     Twelve months ended                            Twelve months ended
                                                      December 31, 2002                               December 31, 2001
                                               --------------------------------          -----------------------------------------
Selected Volumetric Data                        Port                                      Port                      Blue
(in thousands of barrels per day, unaudited)   Arthur   Lima   Hartford*  Total          Arthur   Lima   Hartford  Island**  Total
--------------------------------------------   ------  -----   ---------  -----          ------   ----   --------  --------  -----

Feedstocks:
  Crude oil throughput:
    Sweet                                           -  138.0           -  138.0             -      136.5      4.0       3.1  143.6
    Light/Medium sour                            34.3    3.5        44.2   82.0          48.3        4.0     54.6       0.8  107.7
    Heavy sour                                  190.4      -         2.4  192.8         181.5          -      6.9         -  188.4
                                               ------  -----     -------- -----        ------     ------  -------     -----  -----
     Total crude oil                            224.7  141.5        46.6  412.8         229.8      140.5     65.5       3.9  439.7
  Unfinished and blendstocks                      8.7   (4.9)        3.2    7.0          11.4       (3.6)     2.4       0.4   10.6
                                               ------  -----     -------  -----        ------     ------  -------     -----  -----
     Total feedstocks                           233.4  136.6        49.8  419.8         241.2      136.9     67.9      4.3   450.3
                                               ======  =====     =======  =====        ======     ======  =======     =====  =====
Production:
  Light products:
    Conventional gasoline                        82.4   73.3        22.3  178.0          82.9       71.2     30.5      0.2   184.8
    Premium and reformulated gasoline            23.0   11.5         4.7   39.2          24.4       11.5      6.5      2.5    44.9
    Diesel fuel                                  65.4   19.3        15.8  100.5          77.2       21.3     22.1      1.1   121.7
    Jet fuel                                     26.5   22.2           -   48.7          19.7       22.7        -        -    42.4
    Petrochemical products                       17.8    7.5         2.2   27.5          18.3        7.0      3.1      0.1    28.5
                                               ------  -----     -------  -----        ------     ------  -------     -----  -----
     Total light products                       215.1  133.8        45.0  393.9         222.5      133.7     62.2      3.9   422.3
  Petroleum coke and sulfur                      28.7    2.8         3.1   34.6          26.5        2.8      3.8        -    33.1
  Residual oil                                    6.8    1.9         1.0    9.7           4.8        2.0      0.8      0.4     8.0
                                               ------  -----     -------  -----        ------     ------  -------     -----  -----
     Total production                           250.6  138.5        49.1  438.2         253.8      138.5     66.8      4.3   463.4
                                               ======  =====     =======  =====        ======     ======  =======     =====  =====

 * Closed September 2002
 **Closed January 2001